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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                     THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) DECEMBER 18, 2000
                                                 ------------------------------

                               SIX FLAGS, INC.
                         (FORMERLY PREMIER PARKS INC.)
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            (Exact name of registrant as specified in its charter)


DELAWARE                            0-9789              73-613774
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(State or other                   (Commission         (IRS Employer
jurisdiction of                    File Number)       Identification No.)
incorporation)


           11501 NORTHEAST EXPRESSWAY, OKLAHOMA CITY, OKLAHOMA 73131
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         (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code             (405) 475-2500
                                                   ----------------------------



        (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

      Exhibit 99.1: Annexed hereto is the press release of the Registrant dated December 18, 2000 announcing the execution of a letter of intent with the City of Montreal to acquire La Ronde.



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 22, 2000

                                    SIX FLAGS, INC.


                                    By:     /s/ Kieran E. Burke
                                       ---------------------------------------
                                          Kieran E. Burke
                                          Chairman of the Board and
                                          Chief Executive Officer